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                                                                    Exhibit 1.01

                             CITIGROUP FUNDING INC.

                    Medium-Term Notes, Series A and Series B
                  Euro-Medium-Term Notes, Series A and Series B

                         GLOBAL SELLING AGENCY AGREEMENT

                                  June 1, 2005
                               New York, New York

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
(the "U.S. Agent")

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB
ENGLAND
(the "International Agent")

Ladies and Gentlemen:

            Citigroup Funding Inc., a Delaware corporation (the "Company") and Citigroup Inc., a Delaware corporation (the "Guarantor"), confirm their agreement with each of you with respect to the issue and sale by the Company of up to U.S.$10,000,000,000 (or the equivalent thereof in one or more foreign currencies, foreign currency units or composite currencies) aggregate principal amount of its Medium-Term Notes, Series A and Series B, in registered form (the "Medium-Term Notes") and Euro-Medium-Term Notes, Series A and Series B, in bearer form (the "Euro Medium-Term Notes"; and together with the Medium-Term Notes, the "Notes"), which Notes are fully and unconditionally guaranteed (the "Guarantee") by the Guarantor. It is understood that the Company may from time to time authorize the issuance and sale of additional amounts of the Notes and that such Notes may be issued and sold pursuant to the terms of this Agreement, all as though the issuance and sale of such Notes were authorized by the Company as of the date hereof. The Notes may be denominated in U.S. dollars, foreign currencies or composite currencies (the "Specified Currency") as may be specified in the applicable Pricing Supplement (as defined herein) relating to any particular issue of Notes.

            The Notes, Series A, will be issued under an indenture (the "Senior Debt Indenture"), dated as of June 1, 2005, among the Company, the Guarantor, and JPMorgan Chase Bank, N.A., as trustee. The Notes, Series B, will be issued under an indenture (the "Subordinated Debt Indenture," and, together with the Senior Debt Indenture, the "Indentures"), dated as of June 1, 2005, among the Company, the Guarantor, and Deutsche Bank Trust Company Americas, as trustee (together with JPMorgan Chase Bank, N.A., the "Trustees"). Unless otherwise specifically provided for and set forth in a supplement to the Prospectus referred to below, the Medium-Term Notes will be issued in minimum denominations of

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U.S.$1,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding such amount by integral multiples of U.S.$1,000 (or the approximate equivalent thereof in the Specified Currency) and will be issued only in fully registered form, and the Euro Medium-Term Notes will be issued in minimum denominations of U.S.$10,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding such amount by integral multiples of U.S.$1,000 (or the approximate equivalent thereof in the Specified Currency) and will be issued only in bearer form, and the Notes will have the interest rates, maturities, redemption provisions and other terms set forth in the applicable Pricing Supplement (as defined herein).

            The Medium-Term Notes will be issued, and the terms thereof established, in accordance with the Indentures and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "U.S. Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such U.S. Procedures with respect to the Medium-Term Notes issued pursuant to such Terms Agreement). The U.S. Procedures may only be amended by written agreement of the Company, the Guarantor and the U.S. Agent after notice to, and with the approval of, the Trustees. The Euro Medium-Term Notes will be issued, and the terms thereof established, in accordance with the Indentures and the Euro Medium-Term Notes Administrative Procedures attached hereto as Exhibit B (the "Euro Procedures") (unless a Terms Agreement modifies or otherwise supersedes such Euro Procedures with respect to the Euro Medium-Term Notes issued pursuant to such Terms Agreement). The Euro Procedures may only be amended by written agreement of the Company, the Guarantor and the International Agent after notice to, and with the approval of, the Trustees.

            For purposes of this Agreement, the term "Agent" shall refer to either one of you and to any additional agents appointed as a party to this Agreement pursuant to Section 2(b) hereof, and the terms "U.S. Agent" and "International Agent" shall refer to such of you as are indicated on the cover page of this Agreement and any such additional Agents appointed as such pursuant to Section 2(c) hereof, each acting solely in its capacity as agent for the Company pursuant to Section 2(a) and not as principal; the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent; and the term "you" shall refer to you and any other Agent collectively, whether at any time any one of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

            1. Representations and Warranties. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each of you as set forth below in this Section 1.

            (a) Registration Statement (File No. 333-122925) in respect of U.S.$10,000,000,000 aggregate principal amount of securities of the Company, including the Notes, has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to each of you, excluding exhibits to such registration statement but including all documents incorporated by reference therein, have been declared effective by the Commission in such forms; no other document with respect to such registration statement (other than a document incorporated by reference therein) has heretofore been filed or transmitted for

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filing with the Commission; and no stop order suspending the effectiveness of the registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in the Registration Statement (as defined herein) or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of the registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective but excluding the Statements of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pertaining to the Indentures, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the form of basic prospectus relating to the offering and sale of Debt Securities and Index Warrants included in the Registration Statement, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement being hereinafter from time to time called the "Base Prospectus"; the supplement to the Prospectus relating to the Medium-Term Notes and the plan of distribution thereof being hereinafter called the "U.S. Prospectus Supplement"; the supplement to Prospectus relating to the Euro Medium-Term Notes and the plan of distribution thereof being hereinafter called the "Euro Prospectus Supplement" and, together with the U.S. Prospectus Supplement, the "Prospectus Supplements"; and the Base Prospectus (including the U.S. Prospectus Supplement or the Euro Prospectus Supplement, as the case may be) being hereinafter called the "Prospectus". Any reference herein to the Prospectus, a Preliminary Prospectus or any Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Prospectus, Preliminary Prospectus or Prospectus Supplement, as the case may be; any reference to any amendment or supplement to any Prospectus, Preliminary Prospectus or Prospectus Supplement, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Notes (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Prospectus, Preliminary Prospectus or Prospectus Supplement, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Prospectus or Prospectus Supplement, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any report of the Guarantor filed pursuant to the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the Notes sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

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            (c)   The Registration Statement and the Prospectus, and any
amendment thereof or supplement thereto, and the Indentures, conform or will conform in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder;

            (d) The Registration Statement as of its effective date did not and, as amended as of any time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus, as amended and supplemented as of any such time, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Guarantor makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company or the Guarantor by or on behalf of any Agent specifically for use in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto;

            (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the Indentures and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the Indentures (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); the Indentures have been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indentures conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Notes;

            (f) The Guarantees have been duly authorized and, when the Notes have been executed, authenticated and delivered by the Guarantor in accordance with the Indentures, will constitute valid and binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits of the Indentures; and

            (g) Since the date of the most recent financial statements included in the Prospectus, as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

            2. Appointment of Agents. (a) Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to any of you acting as principal at a discount for its own account or for resale to one or more investors or other dealers and the Company's right to sell Notes directly to investors on its own behalf or through other agents, the Company hereby appoints and authorizes the U.S. Agent and the International Agent to act as its agents to solicit offers for the purchase of all or part of the Medium-Term Notes and Euro Medium-Term Notes, respectively, from the Company; provided, however, that only the International Agent may solicit offers for the purchase of Euro Medium-Term Notes.

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            Following the Commencement Date (referred to below), the Company shall notify each Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agents (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agents shall have been suspended by the Company or the Agents as provided hereunder, being herein referred to as an "Offering Period"). The initial Offering Period shall begin on June 1, 2005 (the "Commencement Date"). On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the U.S. Agent and the International Agent agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase Medium-Term Notes and Euro Medium-Term Notes, respectively, from the Company upon the terms and conditions set forth in the applicable Prospectus (and any supplement thereto) and in the U.S. or Euro Procedures, as applicable. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by such Agent as Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes in its capacity as agent of the Company, each Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward or relationship of agency or trust with any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any of you may purchase Notes as principal pursuant to Section 2(b).

            The Company reserves the right, in its sole discretion, to instruct the U.S. Agent and the International Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the U.S. Agent and the International Agent (or either or both of them, as the case may be) will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

            The Company agrees to pay each Agent a commission, on the Settlement Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the U.S. or Euro Procedures, as applicable. Without the prior approval of the Company, no Agent (acting on an agency basis) may reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

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            Subject to the provisions of this Section and to the U.S. or Euro
Procedures, as applicable, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent shall deem advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

            If the Company defaults in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company and the Guarantor shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

            (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determine that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, such other terms of the Notes as are applicable, the Settlement Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company, the Guarantor or their respective officers or a letter from the Guarantor's independent registered public accountants as described in Section 5(b). A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Agent. Any written Terms Agreement may be in the form attached hereto as Exhibit
C. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth.

            Each date of delivery of and payment for Notes to be purchased by any of you as principal or as agent or by any other purchaser is referred to herein as a "Settlement Date". Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Settlement Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the U.S. or Euro Procedures, as applicable, unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

            Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes

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purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

            (c) Additional Agents. Notwithstanding paragraph 2(a) above, the Company may from time to time appoint one or more additional financial institutions experienced in the distribution of securities as a U.S. Agent or International Agent under this Agreement, for the duration of this Agreement (subject to Section 7 hereof) or on an issue by issue basis, pursuant to a letter (an "Agent Accession Confirmation") substantially in the form of Exhibit D or Exhibit F to this Agreement, as appropriate, provided that any such additional party shall have first requested appointment as such upon the terms and conditions of this Agreement in writing to the Company pursuant to a letter (an "Agent Accession Letter") substantially in the form of Exhibit E or Exhibit G to this Agreement, as appropriate, whereupon it shall, subject to the terms and conditions of this Agreement, the relevant Agent Accession Letter and the relevant Agent Accession Confirmation, become a party to this Agreement as a U.S. Agent, or an International Agent, as specified in the relevant Agent Accession Letter, vested with all the authority, rights and powers and subject to all the duties and obligations of an Agent as if originally named as an Agent hereunder. The Company shall promptly notify the Guarantor, the Trustees and the other Agents of any such appointment, but only in the event that any such additional Agent is appointed for the duration of this Agreement.

            3. Offering and Sale of Notes. The U.S. Agent, the International Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the U.S. or Euro Procedures, as the case may be.

            In connection with any offering of Euro Medium-Term Notes, the International Agent may act as stabilizing agent (the "Stabilizing Agent"), and as Stabilizing Agent may over-allot or effect transactions which stabilize or maintain the market price of the Euro Medium-Term Notes at a level which might not otherwise prevail. Such stabilizing, if commenced, may be discontinued at any time. The Stabilizing Agent, whose identity shall be disclosed in the applicable supplement to the Prospectus relating to such offering of Euro Medium-Term Notes, shall comply with all applicable laws.

            4. Agreements. (A) The Company and the Guarantor agree with each of you that:

            (a) At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, prior to amending or supplementing either Registration Statement or the Prospectus, the Company and the Guarantor will furnish each Agent and such Agent's counsel with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes). The Company and the Guarantor will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be mailed or otherwise transmitted to the Commission for filing pursuant to Rule 424(b) by an appropriate method or will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be filed with the Commission pursuant to said Rule. If the Prospectus is amended or supplemented (other than by a Pricing Supplement or

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an amendment or supplement relating solely to an offering of securities other than the Notes), each Agent shall be furnished with such information relating to such filing as it may reasonably request, and no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, the Company and the Guarantor will promptly advise each Agent of (i) the filing of any amendment or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), (ii) the filing or effectiveness of any amendment to the Registration Statement, (iii) the receipt by the Company or the Guarantor of comments from the Commission relating to or requests by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantor will use their reasonable best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Upon any Agent's request, the Company and the Guarantor will within a reasonable time inform such Agent of the aggregate principal amount of Notes registered under the Registration Statement that remain unissued.

            (b) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company and the Guarantor will comply with all requirements imposed upon them by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company and the Guarantor, during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company promptly will notify each Agent to suspend the solicitation of offers to purchase the Notes in its capacity as Agent and to cease sales of any Notes it may then own as principal and, to the extent required under the provision in the last sentence of this subsection (b), the Company and the Guarantor promptly will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company and the Guarantor) so as to correct such statement or omission or effect such compliance. If such amendment or supplement, and any documents, certificates, opinions and letters furnished to each Agent pursuant to subsections (i), (j) and (k) of this Section 4(A) in connection with the preparation and filing of such amendment or supplement, are reasonably satisfactory in all respects to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, such Agent will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, neither the Company nor the Guarantor shall be required to comply with the provisions of subsection (b) of this Section 4(A) during any period from the time any Agent shall have been notified to suspend the solicitation of

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offers to purchase the Notes in its capacity as Agent (whether under this subsection (b) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed; provided that if any such Agent holds any Notes as principal purchased pursuant to a Terms Agreement or otherwise pursuant to this Agreement, the Company and the Guarantor shall comply with the provisions of subsection (b) of this Section 4(A) during the period when a Prospectus is required to be delivered pursuant to the Act.

            (c) The Guarantor will comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Guarantor's reports pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Guarantor's proxy statements pursuant to Section 14 of the Exchange Act.

            (d) The Company and the Guarantor will use their best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as any Agent reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by such Agent, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that neither the Company nor the Guarantor shall be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

            (e) The Company and the Guarantor will furnish to each Agent copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein), and all amendments of and supplements to the Registration Statement or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Act (including all documents filed by an amendment or supplement with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as such Agent may from time to time reasonably request.

            (f) So long as any of the Notes are outstanding, the Guarantor agrees to furnish to each Agent, upon its reasonable request, as soon as available, all reports and financial statements filed by or on behalf of the Guarantor with the Commission or any national securities exchange. The Guarantor shall be deemed to have furnished such information to such Agent if (i) such reports and financial statements are generally available on, and can be printed and/or downloaded from, the Securities and Exchange Commission's internet website, www.sec.gov (or any other website of which the Guarantor notifies such Agent), and (ii) such Agent has been notified by the Guarantor that such reports and financial statements have been filed with the Securities and Exchange Commission.

            (g) The Company and the Guarantor shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of their obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statement and the Prospectus, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements

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(including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or blue sky laws of such jurisdictions as the Agent may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes, the fees and expenses in connection with any listing of the Notes on the Luxembourg Stock Exchange or such other securities exchange agreed to in writing by the Company, the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc. and the reasonable fees and disbursements of Cleary Gottlieb Steen & Hamilton LLP, as counsel for the Agents, or other counsel reasonably satisfactory to each of the Agents, the Company and the Guarantor, and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Agents, the Company and the Guarantor; provided, however, that with respect to any purchase of Notes by one of you as principal pursuant to a Terms Agreement, the fees and disbursements of Cleary Gottlieb Steen & Hamilton LLP or other counsel to you shall not be paid by either the Company or the Guarantor.

            (h) During the term of this Agreement, the Company and the Guarantor shall furnish to each Agent such relevant documents and certificates of officers of the Company and the Guarantor relating to the business, operations and affairs of the Company and the Guarantor, the Registration Statement, the Prospectus, any amendments thereof or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company and the Guarantor of their obligations hereunder or thereunder as any Agent may from time to time reasonably request, and the Company and the Guarantor shall promptly notify each Agent orally, followed by written notice, of any downgrading or of the receipt by either of them of any notice of any intended downgrading in the rating accorded any securities of either the Company or the Guarantor by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if one of them no longer rates the securities of either the Company or the Guarantor, another "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g) (2) under the Act.

            (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by a Pricing Supplement, an amendment or supplement relating solely to an offering of securities other than the Notes, or an amendment or supplement made pursuant to the incorporation by reference of a document filed under the Exchange Act), if requested by any Agent, the Company and the Guarantor will deliver or cause to be delivered forthwith to such Agent a certificate of the Company and the Guarantor, signed by (A) on behalf of the Company, the Chairman, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary and, (B) on behalf of the Guarantor, the Chairman, any Vice Chairman, any Vice President, the principal financial officer, the General Counsel, the Controller, any Deputy Controller or the principal accounting officer and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or another officer or officers acceptable to the Purchasing Agent), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 5(b) (iii) that was last furnished to such Agent (either pursuant to Section 5(b) (iii) or pursuant to this Section 4(A)(i)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in
Section 5(b) (iii) but modified, if necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

            (j) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by a Pricing Supplement, an amendment or supplement relating solely to an offering of securities other than the Notes, or an amendment or supplement made pursuant to the incorporation by reference of a document filed under the Exchange Act), if requested by either Agent, the Company and the Guarantor shall furnish to or cause to be furnished forthwith to such Agent the written opinion of the General Counsel -- Capital Markets of the Guarantor, or other counsel for the Company and/or the Guarantor reasonably satisfactory to such Agent, dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to such Agent, to the effect set forth in Exhibit C hereto. In lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish to such Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).

            (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information (other than by a Pricing Supplement, an amendment or supplement relating solely to an offering of securities other than the Notes, or an amendment or supplement made pursuant to the incorporation by reference of a document filed under the Exchange Act), if requested by either Agent, the Guarantor shall cause KPMG LLP, Independent Registered Public Accounting Firm, forthwith to furnish such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 5(b)(iv) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Guarantor; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, KPMG LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.

            (l) Each acceptance by the Company of an offer for the purchase of Notes and each sale of Notes to any of you as principal shall be deemed to be an affirmation that the representations and warranties of the Company and the Guarantor contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or an Agent, or any of you acting as principal, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

            (m) Anything to the contrary in this Section 4 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectus, the Company shall have instructed the Agents to suspend solicitation of offers to purchase the Notes in each Agent's capacity as Agent of the Company and any Agent does not then hold any Notes acquired by it as principal pursuant to a Terms Agreement, neither the Company nor the Guarantor shall be obligated to furnish or cause to be furnished any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided, further, that, prior to resuming such solicitation the Agents shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

            (n) The Company, the Guarantor and their respective affiliates will comply with the provisions of U.S. Treasury Regulations
1.163-5(c)(2)(i)(D)(1) and (2).

            (o) If any issue of Euro Medium-Term Notes is to be listed on the Luxembourg Stock Exchange, as specified in the applicable Pricing Supplement, the Company and the Guarantor will use their best efforts to obtain the listing of such issue of Euro Medium-Term Notes on the Luxembourg Stock Exchange, to furnish to such Exchange all documents, information and undertakings that may be reasonably necessary in order to effect such listing, and to cause such listing to be continued so long as any of the Euro Medium-Term Notes of such issue remain outstanding.

            (p) The Company, the Guarantor or their respective designated agent(s) shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in respect of the issue and purchase of Notes denominated in Japanese yen.

            (B) Each Agent represents to and agrees with the Company and the Guarantor that:

            (a) Except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Euro Medium-Term Notes to a person who is within the United States or its possessions or to a United States person, and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Euro Medium-Term Notes that are sold during the restricted period.

            (b) It has and throughout the restricted period will have in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Euro Medium-Term Notes are aware that such Euro Medium-Term Notes may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules.

            (c) If it is a United States person, it represents that it is acquiring the Euro Medium-Term Notes for purposes of resale in connection with their original issuance, and if it retains Euro Medium-Term Notes for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6).

            (d) With respect to each of its affiliates that acquires Euro Medium-Term Notes from it for the purpose of offering or selling such Euro Medium-Term Notes during the restricted period, it repeats and confirms the representations and agreements contained in Sections 4(B)(a), (b) and (c) on such affiliate's behalf.

            (e) It has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of Euro Medium-Term Notes, except with their affiliates or with the prior written consent of the Company and the Guarantor.

            Terms used in this Section 4(B) have the meanings given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules. For these purposes, the "restricted period" with respect to a Euro Medium-Term Note generally ends upon the expiration of the 40-day period beginning on the issue date of such Euro Medium-Term Note, unless the International Agent holds such Euro Medium-Term Note as part of an unsold allotment or subscription, in which case the "restricted period" continues for so long as the International Agent holds such Euro Medium-Term Note.

            (f) It has not offered or sold and, prior to the expiration of the period of six months from the date of issue of any Notes having a maturity of one year or greater, will not offer or sell any Notes to persons in the United Kingdom, except to those persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, as principal or agent, for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom for purposes of the Public Offers of Securities Regulations 1995.

            (g) It has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

            (h) It has only communicated or caused to be communicated and it will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of FSMA does not apply to either the Company or the Guarantor.

            (i) It will not offer or sell any Notes directly or indirectly in Japan or to, or for the benefit of, any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person except under circumstances which will result in compliance with all applicable laws, regulations and guidelines promulgated by the relevant governmental and regulatory authorities in effect at the relevant time. For purposes of this paragraph, "Japanese person" means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.

            5. Conditions to the Obligations of the Agents. Each Agent's obligations to solicit offers to purchase Notes as agent of the Company, any of your obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligation of any other Purchaser to purchase Notes from the Company will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantor herein contained, to the accuracy of the statements of the officers of the Company and the Guarantor made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company and the Guarantor of all covenants and agreements herein contained on their part to be performed and observed (in the case of any Agent's obligations to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of any Purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

            (a)   On the corresponding Settlement Date:

                  (i) There shall not have occurred any change in or affecting particularly the business or properties of the Company, the Guarantor and their respective affiliates from that set forth in the Registration Statement, as amended or supplemented, that, in the Agent's judgment, makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus except, in the case of any purchase of Notes by any Agent as principal, as disclosed to such Agent in writing by the Company and the Guarantor before the Company accepted the offer to purchase such Notes.

                  (ii) (A) With respect to the Medium-Term Notes: There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of either the Company or the Guarantor on any exchange (whether U.S. or foreign) or in the over-the-counter market, (y) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or exchange controls shall have been imposed by the United States or by any country the currency of which will be used to make any payment in respect of the Notes or (z) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(A)(x) through (z), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by any Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

                        (B) With respect to the Euro Medium-Term Notes: There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, London Stock Exchange or Luxembourg Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or the Guarantor on any exchange

      (whether U.S. or foreign) or in the over-the-counter market, (y) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or by bank regulatory authorities in London or Luxembourg, or exchange controls shall have been imposed by the United States or by any country the currency of which will be used to make any payment in respect of the Notes or (z) any outbreak or escalation of major hostilities in which the United States or the United Kingdom is involved, any declaration of war by Congress or Parliament or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(B)(x) through (z), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by any Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

                  (iii) There shall not have been any downgrading, nor any notice given of any intended downgrading, in the rating accorded any securities of either the Company or the Guarantor by Moody's Investor Service or Standard & Poor's Ratings Services or, if one of them no longer rates the securities of either the Company or the Guarantor, another "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g) (2) under the Act, except, in the case of any purchase of Notes by any Agent as principal, as disclosed to the Agent in writing by the Company and the Guarantor before the Company accepted the offer to purchase such Notes.

            (b) On the Commencement Date and, if called for by any agreement by any Agent to purchase Notes as principal, on the corresponding Settlement
Date:

                  (i) The Company and the Guarantor shall have furnished to each Agent the opinion of the General Counsel -- Capital Markets of the Guarantor (or other counsel for the Company and/or the Guarantor reasonably acceptable to the Agent) on the Commencement Date, and, on the Settlement Date will furnish the opinion of the General Counsel -- Capital Markets of the Guarantor (or other counsel for the Company and/or the Guarantor reasonably acceptable to such Agent) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit H hereto.

                  (ii) Each Agent shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Agents (or other counsel reasonably acceptable to such Agent, the Company and the Guarantor), an opinion dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit I hereto.

                  (iii) The Company and the Guarantor shall have furnished to the Agent a certificate of the Company and the Guarantor, signed by (A) on behalf of the Company, the Chairman, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary and, (B) on behalf of the Guarantor, the Chairman, any Vice Chairman, any Vice President, the principal financial officer, the General Counsel, the Controller, any Deputy Controller or the principal accounting officer and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or another officer or officers acceptable to such Agent), dated the Commencement Date or the Settlement Date, as the case may be, to the effect that each signatory of such certificate has carefully examined the Registration Statement, as amended as of the date of such certificate, the Prospectus, as amended and supplemented as of the date of such certificate, and this Agreement and that:

                          (A) the representations and warranties of the Company
                  and the Guarantor in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company and the Guarantor have complied in all material respects with all the agreements and satisfied in all material respects all the conditions on their part to be performed or satisfied as a condition to the obligations of such Agent under this Agreement;

                          (B) no stop order suspending the effectiveness of the
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened or communicated; and

                          (C) since the date of the most recent financial
                  statements included in the Prospectus, as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

                  (iv) KPMG LLP or another nationally recognized independent registered public accounting firm shall have furnished to each Agent a letter or letters, dated the Commencement Date or the Settlement Date, as the case may be, in form and substance reasonably satisfactory to such Agent, to the effect set forth in Exhibit J and Exhibit K hereto.

                  (v) The Company and the Guarantor shall have furnished to each Agent such appropriate further information, certificates and documents as such Agent may reasonably request.

            6. Indemnification and Contribution. (a) The Company and the Guarantor will indemnify and hold harmless each of you against any losses, claims, damages or liabilities, joint or several, to which each of you may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, the Prospectus, or any amendment or supplement thereto, or any related preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each of you for any legal or other expenses reasonably incurred by you in connection with investigating or defending against such loss, claim damage, liability or action; provided, however, that (i) neither the Company nor the

Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any of you specifically for use in the preparation thereof, and (ii) such indemnity with respect to any Preliminary Prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of any of you (or any person controlling you) if the Company and the Guarantor shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to you within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person by you at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act, and the untrue statement or omission of a material fact contained in such Preliminary Prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to you.

            (b) Each Agent will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which either the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when it became effective, the Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any Agent specifically for use in the preparation thereof, and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by either of them in connection with investigating or defending against any such loss, claim, damage, liability or action.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and by each of you on the other from the offering of the Notes from which such losses, claims, damages or liabilities arose, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and by each of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and by each of you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes from which such losses, claims, damages or liabilities arose (before deducting expenses) received by the Company bear to the total commissions received by each of you in connection with such offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by any of you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantor and each of you agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), none of you shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold by the Company from which such losses, claims, damages or liabilities arose pursuant to offers solicited by you were offered to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint. Promptly after receipt by an indemnified party under this subsection (d) of the notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection
(d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

            (e)   The obligations of the Company and the Guarantor under this
Section 6 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of you within the meaning of the Act or the Exchange Act; and the obligations of each of you under this
Section 6 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company and the Guarantor (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of either the Company or the Guarantor), to each officer of the Company and the Guarantor who has signed the Registration Statement and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act or the Exchange Act.

            7. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 7. This Agreement may be terminated by either the Company and the Guarantor as to any Agent, or by any Agent, insofar as this Agreement relates to such Agent, by giving written notice of such termination to such Agent or the Company and the Guarantor, as the case may be. The termination of this Agreement shall not require termination of any agreement by any of you to purchase Notes as principal, and the termination of any such Agreement shall not require termination of this Agreement. If this Agreement is terminated, neither the Company and the Guarantor, on the one hand, nor any Agent, on the other hand, shall have any liability to each other, except as provided in the first sentence of the fourth paragraph of Section 2(a), the last proviso of Section 4(A)(b), and Sections 4(A)(g), 4(A)(h), 6, 8 and 11, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the representations and warranties of the Company and the Guarantor stated in
Section 2 and the Company's obligations under the U.S. Procedures and the Euro Procedures, and in Sections 2(c), 4(A)(a), 4(A)(b), 4(A)(c), 4(A)(e), 4(A)(i),
4(A)(j), 4(A)(k), 4(A)(1), 4(A)(m), 4(A)(o), 4(A)(q), 4(A)(r) and 5 shall also remain in full force and effect and not be terminated until the delivery of such Notes.

            8. Representations and Indemnities to Survive. With respect to any Agent's solicitation of offers to purchase Notes as agent of the Company or any of your obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, the respective agreements, representations, warranties, indemnities and other statements of the Company and the Guarantor or their officers and of any of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you, the Company, the Guarantor or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or (ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

            9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to an Agent, will be mailed, delivered or telegraphed and confirmed to such Agent, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Citigroup Funding Inc., 388 Greenwich Street, 38th Floor, New York, New York 10013, Attention: Treasurer; and if sent to the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at Citigroup Inc., 425 Park Avenue, 2nd Floor, New York, New York 10043, Attention: General Counsel -- Capital Markets.

            10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof except to the extent provided for in Section 5 hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No Purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of any of you hereunder may not be assigned without the prior written consent of the Company and the Guarantor.

            11. Waivers, Etc. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

            12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and you.

                               Very truly yours,

                               CITIGROUP FUNDING INC.

                               By: /s/ GEOFFREY S. RICHARDS
                                   --------------------------------------
                                   Name:  Geoffrey S. Richards
                                   Title: Vice President and Assistant Treasurer

                               CITIGROUP INC.

                               By: /s/ CHARLES E. WAINHOUSE
                                   --------------------------------------
                                   Name:  Charles E. Wainhouse
                                   Title: Assistant Treasurer

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof:

CITIGROUP GLOBAL MARKETS INC.

By: /s/ RAMESH K. MENON
    ------------------------------
    Name:  Ramesh K. Menon
    Title: Managing Director

CITIGROUP GLOBAL MARKETS LIMITED

By: /s/ SCOTT FREIDENRICH
    ------------------------------
    Name: Scott Freidenrich
    Title:  Authorized Signatory

                                                                       EXHIBIT A

                             CITIGROUP FUNDING INC.

       Medium-Term Notes, Series A and Series B, Administrative Procedures

                                  June 1, 2005

            The Medium-Term Notes, Series A (the "Series A Notes") and Medium-Term Notes, Series B (the "Series B Notes," and, together with the Series A Notes, the "Notes") of Citigroup Funding Inc. (the "Company"), fully and unconditionally guaranteed by (the "Guarantee") Citigroup Inc. (the "Guarantor"), are to be offered on a continuing basis. Citigroup Global Markets Inc. has agreed, as agent, to solicit purchases of Notes issued in fully registered form. (The term "Agent" when used in these Administrative Procedures, means Citigroup Global Markets Inc.) The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Global Selling Agency Agreement among the Company, the Guarantor, and the agents named therein (including the Agent) dated the date hereof (the "Agency Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). JPMorgan Chase Bank, N.A. is the trustee under the Indenture, dated as of June 1, 2005, under which the Series A Notes will be issued (the "Senior Debt Indenture"). Deutsche Bank Trust Company Americas is the trustee (together with JPMorgan Chase Bank, N.A., the "Trustees") under the Indenture, dated as of June 1, 2005, under which the Series B Notes will be issued (the "Subordinated Debt Indenture," and, together with the Senior Debt Indenture, the "Indentures"). The Series A Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Guarantee of the Series A Notes will constitute part of the senior debt of the Guarantor and will rank equally with all other unsecured and unsubordinated debt of the Guarantor. The Series B Notes will be subordinate and junior in the right of payment to all Citigroup Funding Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture. The Guarantee of the Series B Notes will be subordinate and junior in the right of payment to all Citigroup Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture.

            The Agency Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by the Agent acting solely as principal, unless otherwise agreed to between the Company, the Guarantor and the Agent acting as principal.

            Each Note will be represented by either a Global Security (as defined hereinafter) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Series A Notes will be delivered to Citibank, N.A., and each Global Security representing Series B Notes will be delivered to Deutsche Bank Trust Company Americas, each acting as agent for The Depository Trust Company or any successor depositary selected by the Company ("DTC", which term, as used herein, includes any successor depositary selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

            The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery. The term "Trustees" as used in these procedures means the Trustees and any other agents appointed by the Trustees or the Company.

            Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Agency Agreement, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Agency Agreement shall control.

                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

            In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Citibank, N.A. and Deutsche Bank Trust Company Americas (together, the "DTC Agents") will perform the custodial, document control and administrative functions described below for the Series A Notes and the Series B Notes, respectively. Citibank, N.A. will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Citibank, N.A. to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Citibank, N.A. and DTC, dated as of October 31, 1988 and as amended to date, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS"). Deutsche Bank Trust Company Americas will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Deutsche Bank Trust Company Americas to DTC dated as of the date hereof and a Certificate Agreement between DTC and Deutsche Bank Trust Company Americas, dated as of December 5, 1997 and as amended to date, and its obligations as a participant in DTC, including DTC's SDFS.

Issuance:                 On any date of settlement (as defined under
                          "Settlement" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global
                          Security") representing up to U.S $500,000,000 principal amount of all such Book-Entry Notes of the same Series that have the same Original Issue Date, Original Issue Discount provisions, if any, Interest
                          Payment Dates, Regular Record Dates, Interest Payment
                          Period, redemption repayment and extension provisions, if any, Stated Maturity, and, in the case of Fixed
                          Rate Notes, interest rate, and amortization schedule, if any, or, in the case of Floating Rate Notes, Initial Interest Rate, Base Rate, Index Maturity,
                          Interest Reset Period, Interest Reset Dates, Spread and/or Spread Multiplier, if any, Minimum Interest
                          Rate, if any, and Maximum Interest Rate, if any and, in each case, any other relevant terms (collectively, the "Terms"). Each Global Security will be dated and issued as of the date of its settlement. Each Global
                          Security will bear an Original Issue Date, which will be (i) with respect to an original Global Security (or any portion thereof), the Original Issue Date specified in such Global Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global Security.
                          No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes, (ii) any
                          Certificated Note, or (iii) both Series A Notes and
                          Series B Notes.

Identification Numbers:   The Company has arranged with the CUSIP Service Bureau
                          of Standard & Poor's Ratings Services (the "CUSIP
                          Service Bureau") for the reservation of two Series of CUSIP numbers, one for Series A Notes and one for Series B Notes, each of which series consists of approximately 900 CUSIP numbers and relates to Global
                          Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other Series designations. The DTC Agents, the Company and DTC have obtained from the CUSIP Service
                          Bureau a written list of such reserved CUSIP numbers.
                          The DTC Agents will assign CUSIP numbers to Global
                          Securities as described below under Settlement
                          Procedure "B". DTC will notify the CUSIP Service
                          Bureau periodically of the CUSIP numbers that the DTC
                          Agents have assigned to Global Securities. Each DTC
                          Agent will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to either or both DTC Agents, as needed, and to DTC.

Registration:             Global Securities will be issued only in fully
                          registered form without coupons. Each Global Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes (the "Securities Register") maintained under the
                          Indentures. The beneficial owner of a Book-Entry Note
                          (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry
                          Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry
                          Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                Transfers of a Book-Entry Note will be accomplished by
                          book entries made by DTC and, in turn, by Participants
                          (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                Each DTC Agent may deliver to DTC and the CUSIP
                          Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security described below) specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent (A) Fixed
                          Rate Book-Entry Notes of the same Series and having the same Terms and for which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes of the same Series and having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global
                          Security and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants
                          (including the DTC Agent for such replacement Global
                          Security) a written reorganization notice to the effect that such exchange will occur on such date.
                          Prior to the specified exchange date, such DTC Agent will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new
                          CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, such DTC Agent will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Original Issue Date, which shall be the last date to which interest has been paid on the underlying

                          Book-Entry Notes, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Upon such exchange, the DTC Agent will mark the predecessor Global Security "canceled", make appropriate entries in the DTC Agent's records and destroy such canceled Global Security in accordance with the terms of the Indenture and deliver a certificate of destruction to the Company. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed U.S $500,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each U.S. $500,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:               Each Book-Entry Note will mature on a date nine months
                          or more after the issue date for such Note, except in the case of indexed Notes, for which the maturity may be shorter. A Floating Rate Book-Entry Note will mature only on an Interest Payment Date for such Note.
                          Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue
                          Date (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Denominations:            Book-Entry Notes will be issued in principal amounts
                          of U.S.$1,000 or any amount in excess thereof that is an integral multiple of U.S.$1,000. If Book-Entry
                          Notes are denominated in a Specified Currency other than U.S. dollars, the denominations of such Notes will be determined pursuant to the provisions of the applicable Pricing Supplement. Global Securities will be denominated in principal amounts not in excess of U.S.$500,000,000 (or the equivalent thereof). If one or more Book-Entry Notes having an aggregate principal amount in excess of U.S.$500,000,000 (or the equivalent thereof) would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be authenticated and issued to represent each U.S.$500,000,000 principal amount (or the equivalent thereof) of such Book-Entry
                          Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Notice of Redemption      Each DTC Agent will, with respect to the Notes for
Dates:                    which it is Trustee, give notice to DTC prior to each
                          Redemption Date (as specified in the Note) if any at the time and in the manner set forth in the Letter.

Interest:                 General. Unless otherwise indicated in the applicable
                          Pricing Supplement, interest, if any, on each Book-Entry Note will accrue from the Original Issue
                          Date (or such other date on which interest otherwise begins to accrue, if different than the Original Issue
                          Date) of the Global Security representing such Book-Entry Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global
                          Security representing such Book-Entry Note, and will be calculated and paid in the manner and on the Interest Payment Dates described in such Book-Entry
                          Note and in the Prospectus (as defined in the Agency
                          Agreement), as supplemented by the applicable Pricing
                          Supplement. Each payment of interest on a Book-Entry
                          Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to but excluding the next preceding Regular Record Date, except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the Maturity. Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard &
                          Poor's Ratings Services will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global
                          Security in the appropriate (daily or weekly) bond report published by Standard & Poor's Ratings
                          Services.

                          Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date for a Floating-Rate Note, Fixed Rate Note or Indexed Rate Note shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date.

Payments of Principal     Payment of Interest Only. Promptly after each Regular
and Interest:             Record Date, the DTC Agent for each Global Security
                          will deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Security on the following
                          Interest Payment Date (other than an Interest Payment
                          Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Ratings
                          Services. The Company will pay to the Trustee for the Notes represented by such

                          Global Security the total amount of interest due on such Interest Payment Date (other than at Maturity), and such Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue as a result of such delayed payment.

                          Payments at Maturity or Upon Redemption. On or about the first Business Day of each month, each DTC Agent will, with respect to the Global Securities for which it acts as DTC Agent, deliver to the Company, DTC and the applicable Trustee a written list of principal and interest to be paid on each Global Security maturing either at Maturity or on a Redemption Date in the following month. The DTC Agent for each Global Security, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or Redemption Date of such Global Security. On or before such Maturity or Redemption, the Company will pay to the Trustee for the Notes represented by such Global Security the principal amount of such Global Security, together with interest due at such Maturity. Such Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or Redemption Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date or on the Redemption Date of such Global Security, the Trustee for such Global Security will cancel and destroy such Global Security in accordance with the applicable Indenture and deliver a certificate of destruction to the Company.

                          Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity or upon redemption shall be paid by the Company to the Trustee for the Notes represented by such Global Security in immediately available funds no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing such Trustee to withdraw funds from an account maintained by the Company with the DTC Agent for the Notes represented by such Global Securities. The Company will confirm any such instructions in writing to such Trustee. Prior to 10:00 A.M. (New York City time) on the Maturity Date or as soon as possible thereafter, such Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such Maturity Date or Redemption Date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in same day funds, in accordance with existing arrangements between the relevant DTC Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent), the Guarantor, the Trustee or such DTC Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes. If an issue of Notes is denominated in a currency other than the U.S. dollar, the Company will make payments of principal and any interest in the currency in which the Notes are denominated (the "foreign currency") or in U.S. dollars. DTC has elected to have all such payments of principal and interest in U.S. dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by the applicable Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest and twelve days prior to the date for payment of principal, such Participant shall notify DTC of (i) its election to receive all, or the specified portion, of such payment in the foreign currency and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                          DTC will notify the applicable Trustee on or prior to the fifth

                          Business Day after the record date for payment of interest and ten days prior to the date for payment of principal of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the applicable Trustee shall use such instructions to pay the Participants directly. If DTC does not so notify the applicable Trustee, it is understood that only U.S. dollar payments are to be made. The applicable Trustee shall notify DTC on or prior to the second Business Day prior to payment date of the conversion rate to be used and the resulting U.S. dollar amount to be paid per U.S.$1,000 face amount. In the event that the applicable Trustee's quotation to convert the foreign currency into U.S. dollars is not available, the applicable Trustee shall notify DTC's Dividend Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to the applicable Trustee and the applicable Trustee shall use such instructions to pay the Participants directly.

                          Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon           Company Notice to Trustee regarding Exercise of
Company's Exercise of     Optional Reset. Not less than 45 or more than 60 days
Optional Reset or         before an Optional Reset Date as set forth in a
Optional Extension of     Book-Entry Note, the Company will notify the Trustee
Maturity:                 for such Book-Entry Note whether it is exercising its
                          option to reset the interest rate or Spread or Spread
                          Multiplier, as the case may be, for such Book-Entry
                          Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note during the period from such Optional
                          Reset Date to the next Optional Reset Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset Date, to the Stated Maturity of such Book-Entry Note (the "Subsequent Interest
                          Period"); and (ii) the provisions, if any, for redemption of such Book-Entry Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                          Interest Period.

                          Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Book-Entry Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Book-Entry Note no less than 45 or more than 60 days before the Stated Maturity of such Book-Entry

                          Note, and will further indicate (i) the new Stated Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                          Trustee Notice to DTC regarding Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will hand-deliver a notice to DTC not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall identify such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                          Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, DTC exercises the option for repayment by tendering the Global Security representing the Book-Entry Note to be repaid as set forth in such Note, the Trustee for such Book-Entry Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                          Company Notice regarding New Interest Rate or New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier provided for in the Reset Notice and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Book-Entry Note. Such Trustee will immediately thereafter notify DTC of the new interest rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                          Trustee Notice to Company regarding DTC Revocation of Option to be Repaid. If, after DTC has tendered any Book-Entry Notes for repayment pursuant to an Extension Notice or an Optional Reset Notice, DTC then revokes such tender for repayment, the Trustee for such Book-Entry Notes shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of

                          Book-Entry Notes for which tender for repayment has been revoked.

                          Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with the applicable Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon           Company Notice to Trustee regarding Company's Exercise
Company Notice to         of Optional Redemption. At least 45 days prior to the
Trustee regarding         date on which it intends to redeem a Book-Entry Note,
Company's Exercise of     the Company will notify the Trustee for such
Optional Redemption:      Book-Entry Note that it is exercising such option with
                          respect to such Book-Entry Note on such date.

                          Trustee Notice to DTC regarding Company's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee for such Book-Entry Note will, at least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                          Deposit of Redemption Price. On or before any redemption date, the Company shall deposit with the applicable Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Payments of Principal     Trustee Notice to Company of Option to be Repaid. Upon
and Interest Upon         receipt of notice of exercise of the option for
Exercise of Optional      repayment and the Global Securities representing the
Repayment (Except         Book-Entry Notes so to be repaid as set forth in such
Pursuant to Company's     Notes, the Trustee for such Book-Entry Notes shall
Exercise of Optional      (unless such notice was received pursuant to the
Reset or Optional         Company's exercise of an optional reset or an optional
Extension):               extension of maturity, in each of which cases the
                          relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such

                          Optional Repayment Date.

                          Deposit of Repayment Price. On or prior to any Optional Repayment Date, the Company shall deposit with the applicable Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate        The Company and the Agent will discuss from time to
Setting and Posting:      time the aggregate principal amount of, the issuance
                          price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and            Unless otherwise instructed by the Company, the Agent
Rejection of Orders:      will advise the Company promptly by telephone of all
                          orders to purchase Book-Entry Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion.
                          Unless otherwise agreed by the Company and the Agent, the Company has the right to accept orders to purchase
                          Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of Pricing    If any order to purchase a Book-Entry Note is accepted
Supplement:               by or on behalf of the Company, the Company will
                          prepare a pricing supplement (a "Pricing Supplement") reflecting the terms of such Book-Entry Note, will file ten copies thereof with the Commission in accordance with the applicable paragraph of Rule
                          424(b) under the Act, will deliver such number of copies thereof to the Agent as the Agent shall request and will, on the Agent's behalf, file five copies of such Pricing Supplement with the National Association of Securities Dealers, Inc. (the "NASD"). The Agent will cause a Prospectus and such Pricing Supplement to be delivered to the purchaser of such Book-Entry Note.

                          In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to the Prospectuses prior to their use. Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

                          Copies of the appropriate number of Pricing
                          Supplements shall be delivered to the Agent at the following address by 11:00 A.M. (New

                            York City time) on the Business Day following the acceptance of an offer by or on behalf of the Company: to Citigroup Global Markets Inc., Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, N.Y. 11220, with a copy to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention:
                            MTN Program Manager.

Suspension of               Subject to the representations, warranties
Solicitation;               and covenants of the Company and the
Amendment or                Guarantor contained in the Agency Agreement,
Supplement:                 the Company may instruct the Agent to suspend
                            at any time, for any period of time or
                            permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised it that such solicitation may be resumed.

                            In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent, the Trustees and the DTC Agents whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:     A copy of the Prospectus and a Pricing
                            Supplement relating to a Book-Entry Note must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry
                            Notes is received by the Agent between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:               For each order to purchase a Book-Entry Note
                            solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                 The receipt by the Company of immediately
                            available funds in payment for a Book-Entry
                            Note and the authentication and issuance of the Global Security representing such
                            Book-Entry Note shall constitute "settlement" with respect to such Book-Entry Note, and the date of such settlement, the "Settlement
                            Date". All orders accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the Business
                            Day succeeding the date of sale.

Settlement Procedures:      Settlement Procedures with regard to each
                            Book-Entry Note sold by the Company to or through the Agent, except pursuant to a Terms
                            Agreement, shall be as follows:

                            A.     The Agent will advise the Company by
                                   telephone (or by facsimile or other
                                   acceptable written means) that such Note is a Book-Entry Note and of the following settlement information:

                                   1.       Principal or face amount.

                                   2.       Series.

                                   3.       Stated Maturity.

                                   4.       In the case of a Fixed Rate
                                            Book-Entry Note, the interest rate
                                            and reset, redemption, repayment
                                            and extension provisions (if any)
                                            or, in the case of a Floating Rate
                                            Book-Entry Note, the Base Rate,
                                            Initial Interest Rate (if known at
                                            such time) Interest Reset Period,
                                            Interest Reset Dates, Index
                                            Maturity, Spread and/or Spread
                                            Multiplier (if any), Minimum
                                            Interest Rate (if any), Maximum
                                            Interest Rate (if any) and reset,
                                            redemption, repayment and extension
                                            provisions (if any).

                                   5.       Interest Payment Dates and the
                                            Interest Payment Period.

                                   6.       Amortization provisions, if any.

                                   7.       Settlement date and Issue Date, if
                                            different.

                                   8.       Specified currency.

                                   9.       Denominated currency, Indexed
                                            Currency, Base Exchange Rate, and
                                            the Determination Date, if
                                            applicable.

                                   10.      Price.

                                   11.      Agent's commission, determined as
                                            provided in the Agency Agreement.

                                   12.      Whether, in the case of Series A
                                            Notes, the Notes will have a
                                            Survivor's Option.

                                   13.      Whether such Book-Entry Note is an
                                            OID Note and, if so, the total
                                            amount of OID, the yield to
                                            maturity and the initial accrual
                                            period OID.

                                   14.      Any other terms necessary to
                                            describe the Book-Entry Note.

                            B. The Company will advise the relevant DTC Agent by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of the information set forth in Settlement Procedure "A" above. Each such communication by the Company shall constitute a representation and warranty by the Company to the DTC Agent for such Note, the Trustee for such Note and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture for such Note. The DTC Agent will then assign a CUSIP number to the Global Security representing such Book-Entry Note and notify the Agent and the Company by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of such CUSIP number as soon as practicable.

                            C. Such DTC Agent will enter a pending deposit message through DTC's Participant Terminal System providing the following settlement information to DTC, Standard & Poor's Ratings Services, Interactive Data Corporation, the Agent and, upon request, the Trustee for such
                                   Notes:

                                   1.       The information set forth in
                                            Settlement Procedure "A".

                                   2.       Identification as a Fixed Rate
                                            Book-Entry Note or a

                                            Floating Rate Book-Entry Note.

                                   3.       The Initial Interest Payment Date
                                            for such Book-Entry Note, number of
                                            days by which such date succeeds
                                            the related Regular Record Date and
                                            amount of interest payable on such
                                            Interest Payment Date.

                                   4.       The Interest Payment Period.

                                   5.       The CUSIP number of the Global
                                            Security representing such
                                            Book-Entry Note.

                                   6.       The participant account numbers
                                            maintained by DTC on behalf of such
                                            Trustee and such Agent.

                                   7.       Whether such Global Security will
                                            represent any other Book-Entry Note
                                            (to the extent known at such time).

                            D. To the extent the Company has not already done so, the Company will deliver to the Trustee for such Notes a Global Security in a form that has been approved by the Company, the Agent and such Trustee.

                            E. Such Trustee will complete such Book-Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Book-Entry Note.

                            F. DTC will credit such Book-Entry Note to such DTC Agent's participant account at DTC.

                            G. Such DTC Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to such DTC Agent's participant account and credit such Book-Entry Note to the Agent's participant account and (ii) debit the Agent's settlement account and credit such DTC Agent's settlement account for an amount equal to the price of such Book-Entry Note less the Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by such DTC Agent to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) such DTC Agent is holding such Global Security pursuant to the Medium Term Note Certificate Agreement between such DTC Agent and DTC.

                            H. Unless the Agent is purchasing such Note as principal, the Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Book-Entry Note.

                            I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                            J. Such DTC Agent will, upon receipt of funds from the Agent in accordance with Settlement Procedure "G", credit to an account of the Company maintained at such DTC Agent funds available for immediate use in the amount transferred to such DTC Agent in accordance with Settlement Procedure "G".

                            K.     Unless the Agent is purchasing such
                                   Book-Entry Note as principal, the Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                            L. Monthly, each DTC Agent will send to the Company a statement setting forth the principal amount of Registered Notes Outstanding as of the date of such statement and setting forth a brief description of any sales of which the Company has advised such DTC Agent but which have not yet been settled.

Settlement Procedures       For sales by the Company of Book-Entry Notes
Timetable:                  solicited by the Agent and accepted by the
                            Company (except pursuant to a Terms
                            Agreement) for settlement on the first
                            Business Day after the sale date, Settlement
                            Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York
                            City time) set forth below:


Settlement
Procedure                                    Time
----------                                   ----
    A                       11:00 A.M. on the sale date
    B                       12:00 Noon on the sale date
    C                       2:00 P.M. on the sale date
    D                       3:00 P.M. on the day before settlement
    E                       9:00 A.M. on settlement date
    F                       10:00 A.M. on settlement date
   G-H                      2:00 P.M. on settlement date
    I                       4:45 P.M. on settlement date
   J-K                      5:00 P.M. on settlement date

                            If a sale is to be settled more than one
                            Business Day after the sale date, Settlement
                            Procedures "A", "B" and "C" shall be
                            completed as soon as practicable but no later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                            If settlement of a Book-Entry Note is
                            rescheduled or canceled, the DTC Agent for such Book-Entry Note, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:          If settlement of a Book-Entry Note is
                            rescheduled and the DTC Agent for such
                            Book-Entry Note has not entered an SDFS
                            deliver order with respect to a Book-Entry
                            Note pursuant to Settlement Procedure "G", after receiving notice from the Company or the Agent, such DTC Agent shall deliver to DTC, through DTC's Participant Terminal
                            System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to such DTC Agent's participant account. DTC will process the withdrawal message, provided that such DTC
                            Agent's participant account contains a
                            principal amount of the Global Security
                            representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee for the Notes represented by such Global
                            Security will mark such Global Security
                            "canceled", make appropriate entries in its records and destroy such canceled Global
                            Security in accordance with the applicable
                            Indenture and deliver a certificate of
                            destruction to the

                            Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

                            If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the DTC Agent for such Book-Entry Notes will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                            If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, the DTC Agent for such Book-Entry Note will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Agent for the loss of the use of the funds during the period when they were credited to the account of the Company. Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the DTC Agent for such Book-Entry Note or Notes will provide, in accordance with Settlement Procedures "E" and "G", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustees Not to Risk        Nothing herein shall be deemed to require
Funds:                      either Trustee to risk or expend its own
                            funds in connection with any payment to the Company, DTC, the Agent or the purchaser, it being understood by all parties that payments made by either Trustee to the Company, DTC, the Agent or the purchaser shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of             The Company will cause each of the Trustees
                            to furnish the Agent

Signatures:                 from time to time with the specimen
                            signatures of each of such Trustee's
                            officers, employees or agents who has been authorized by such Trustee to authenticate
                            Book-Entry Notes, but the Agent will not have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or such Trustee on any Book-Entry Note.

Payment of Expenses:        The Agent shall forward to the Company, on a
                            monthly basis, a statement of the
                            out-of-pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency
                            Agreement. The Company will remit payment to the Agent currently on a monthly basis.

Advertising Costs:          The Company will determine with
                            the Agents the amount of advertising
                            that may be appropriate in soliciting
                            offers to purchase the Book-Entry Notes.
                            Advertising expenses will be paid by the Company.

                                     PART II

                Administrative Procedures for Certificated Notes

             Each Trustee will serve as registrar and transfer agent in connection with the Certificated Notes for which it serves as Trustee.

Issuance:                   Each Certificated Note will be dated and
                            issued as of the date of its authentication by the applicable Trustee. Each Certificated
                            Note will bear an Original Issue Date, which will be (i) with respect to an original
                            Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor
                            Certificated Note, regardless of the date of authentication of such subsequently issued
                            Certificated Note.

Registration:               Certificated Notes will be issued only in
                            fully registered form without coupons.

Maturities:                 Each Certificated Note will mature on a date
                            nine months or more after the issue date for such Note, except in the case of indexed
                            Notes, for which the maturity may be shorter.
                            A Floating Rate Certificated Note will mature only on an Interest Payment Date for such Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Date.

Currency:                   The Specified Currency for a Certificated
                            Note shall be as set forth therein and in the applicable Pricing Supplement.

Denominations:              The denomination of any Certificated Note
                            denominated in U.S. dollars will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated
                            Notes denominated in a Specified Currency other than U.S. dollars shall be determined as set forth in the applicable Pricing
                            Supplement.

Interest:                   General. Unless otherwise indicated in the
                            applicable Pricing Supplement, interest, if any, on each Certificated Note will accrue from the Original Issue Date (or such other date on which interest otherwise begins to accrue (if different from the Original Issue
                            Date)) of such Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on such Note, and will be calculated and paid in the manner and on the dates described in such Note and in the Prospectus, as supplemented by the applicable
                            Pricing Supplement. Unless otherwise
                            specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment
                            Date (provided that, in the case of
                            Certificated Notes which reset daily or
                            weekly, interest payments will include
                            accrued interest to and including the next preceding Regular Record Date), except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the stated Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month or the last day of the month in the case of February).

                            Regular Record Dates. The Regular Record
                            Dates with respect to any Interest Payment
                            Date for a Fixed Rate Note, Floating Rate
                            Note or Indexed Rate Note shall be the date
                            (whether or not a Business Day) fifteen
                            calendar days immediately preceding such
                            Interest Payment Date.

Payments of Interest:       The applicable Trustee will pay the principal
                            amount of each Certificated Note at Maturity or upon redemption upon presentation and surrender of such Note. Such payment, together with payment of interest due at Maturity or upon redemption of such Note, will be made in funds available for immediate use by such Trustee or paying agent and in turn by the holder of such Note. Certificated
                            Notes presented to such Trustee or paying agent at Maturity or upon redemption for payment will be canceled and destroyed by such Trustee or paying agent, and a certificate of destruction will be delivered to the Company. All interest payments on a Certificated Note (other than interest due at Maturity or upon redemption) will be made by check drawn on such Trustee and mailed by such Trustee to the person entitled thereto as provided in such Note and the Indenture; provided, however, that the holder of U.S.$10,000,000 or more of Notes having the same Interest Payment Dates will, upon written request prior to the Regular Record Date in respect of an Interest Payment Date, be entitled to receive payment by wire transfer of immediately available funds. Following each Regular Record Date, such
                            Trustee or paying agent will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Certificated Note and in total for all Certificated
                            Notes. Interest at Maturity or upon redemption will be payable to the person to whom the payment of principal is payable. Such Trustee or paying agent will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing or to be redeemed in the next month.

                            Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Certificated Note will be determined and withheld by the applicable Trustee.

                            The Company will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                            If any interest Payment Date for or the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on account of such delayed payment.

Procedure for Rate          The Company and the Agent will discuss from
Setting and Posting:        time to time the aggregate principal amount
                            of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agent If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and              Unless otherwise instructed by the Company,
Rejection of Orders:        the Agent will advise the Company promptly by
                            telephone of all orders to purchase Certificated
                            Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Certificated
                            Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Trustee for such Certificated Note will have adequate time to prepare and authenticate such Note.

Preparation of Pricing      If any order to purchase a Certificated Note
Supplement:                 is accepted by or on behalf of the Company,
                            the Company will prepare a Pricing Supplement reflecting the terms of such Certificated
                            Note, will file ten copies thereof with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agent as the Agent shall request and will, on the Agent's behalf, file five copies of the Pricing Supplement with the NASD. The Agent will cause a Prospectus and Pricing
                            Supplement to be delivered to the purchaser of such Certificated Note.

                            Copies of the appropriate number of
                            Pricing Supplements shall be delivered
                            to the Agent at the following addresses
                            by 11:00 A.M. (New York City time) on
                            the Business Day following the
                            acceptance of an offer by or on behalf
                            of the Company: to Citigroup Global
                            Markets Inc., Prospectus Department,
                            Brooklyn Army Terminal, 140 58th Street,
                            8th Floor, Brooklyn, N.Y. 11220, with a
                            copy to Citigroup Global Markets Inc.,
                            388 Greenwich Street, New York, New York
                            10013, attention: MTN Program Manager.

                            In each instance that a Pricing
                            Supplement is prepared, the Presenting
                            Agent will affix the Pricing Supplement
                            to Prospectuses prior to their use.
                            Outdated Pricing Supplements and the
                            Prospectuses to which they are attached
                            (other than those retained for files)
                            will be destroyed.

Suspension of               Subject to the representations, warranties
Solicitation;               and covenants of the Company and the
Amendment or                Guarantor contained in the Agency Agreement,
Supplement:                 the Company may instruct the Agent to suspend
                            at any time for any period of time or
                            permanently, the solicitation of orders to purchase Certificated Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                            In the event that at the time the
                            Company suspends solicitation of
                            purchases there shall be any orders
                            outstanding for settlement, the Company
                            will promptly advise the Agent and the
                            Trustee for such Certificated Notes
                            whether such orders may be settled and
                            whether copies of the Prospectus as in
                            effect at the time of the suspension,
                            together with the appropriate Pricing
                            Supplement, may be delivered in
                            connection with the settlement of such
                            orders. The Company will have the sole
                            responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such

                            Prospectus may not be so delivered.

Delivery of Prospectus:     A copy of the Prospectus and a Pricing
                            Supplement relating to a Certificated Note must accompany or precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated
                            Notes is received by the Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                            Supplement setting forth the terms in effect when the order was placed. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The Company will make such delivery if such Certificated
                            Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:               For each order to purchase a
                            Certificated Note solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                 The receipt by the Company of immediately
                            available funds in exchange for an
                            authenticated Certificated Note delivered to the Agent and the Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute
                            "settlement". All orders accepted by the Company will be settled on the fifth Business
                            Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next
                            Business Day following the date of sale.

Settlement Procedures:      Settlement Procedures with regard to each
                            Certificated Note sold by the Company to or through the Agent, as agent (except pursuant to a Terms Agreement), shall be as follows:

                            A.     The Agent will advise the Company by
                                   telephone or by facsimile transmission or other acceptable written means) that such
                                   Note is a Certificated Note and of the
                                   following settlement information, in time for the Trustee for such Certificated Note to prepare and authenticate the required Note:

                                   1.       Name in which such Certificated
                                            Note is to be registered
                                            ("Registered Owner").

                                   2.       Address of the Registered Owner and
                                            address for payment of principal
                                            and interest.

                                   3.       Taxpayer identification number of
                                            the Registered Owner (if
                                            available).

                                   4.       Principal or face amount.

                                   5.       Series.

                                   6.       Stated Maturity.

                                   7.       In the case of a Fixed Rate
                                            Certificated Note, the Interest
                                            Rate and reset provisions (if any)
                                            or, in the case of a Floating Rate
                                            Certificated Note, the Base Rate,
                                            Initial Interest Rate (if known at
                                            such time), Interest Reset Period,
                                            Interest Reset Dates, Index
                                            Maturity, Spread and/or Spread
                                            Multiplier (if any), Minimum
                                            Interest Rate (if any), Maximum
                                            Interest Rate (if any) and reset
                                            provisions (if any).

                                   8.       Interest Payment Dates and the
                                            Interest Payment Period.

                                   9.       Specified Currency.

                                   10.      Denominated Currency, Indexed
                                            Currency, Base Exchange Rate and
                                            the Determination Date, if
                                            applicable.

                                   11.      Redemption, repayment, amortization
                                            or extension provisions, if any.

                                   12.      Settlement date.

                                   13.      Price (including currency).

                                   14.      Agent's commission, if any,
                                            determined as provided in the
                                            Agency Agreement.

                                   15.      Whether such Certificated Note an
                                            OID Note, and, if so, the total
                                            amount of OID and the yield to
                                            maturity.

                                   16.      Any other terms necessary to
                                            describe the Certificated Note.

                            B. The Company will advise the relevant Trustee by telephone, (confirmed in writing at any time on the sale date) written telecommunication or electronic transmission of the information set forth in Settlement Procedure "A" above and the name of the Presenting Agent.

                            C. The Company will deliver to the relevant Trustee a pre-printed four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been approved by Company, the Agents and the Trustee:

                                   1.       Certificated Note with customer
                                            confirmation.

                                   2.       Stub One -- For Trustee.

                                   3.       Stub Two -- For Agent.

                                   4.       Stub Three -- For the Company.

                            D. The relevant Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to the Agent, and the Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to such Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Agent for payment to such account as the Company shall have specified in funds available for immediate use, of an amount equal to the price of such Certificated Note less the Agent's commission. In the event that the instructions given by the Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                            E. Unless the Agent purchased the Note as Principal, the Agent will deliver such Certificated Note (with the confirmation) to the customer against payment in immediately payable funds. The Agent will obtain the acknowledgment of receipt of such Certificated Note by retaining Stub Two.

                            F. The relevant Trustee will send Stub Three to the Company by first-class mail.

Settlement Procedures       For orders of Certificated Notes solicited by
Timetable:                  the Agent, as agent, and accepted by the
                            Company, Settlement Procedures "A" through
                            "F" set forth above shall be completed on or before the respective times (New York City time) set forth below:

Settlement
 Procedure                                          Time
----------                                          ----
   A                        2:00 P.M. on the day before settlement
   B                        On the day two Business Days before settlement date.
   C                        2:15 P.M. two Business Days before settlement
   D                        2:15 P.M. on settlement date
   E                        3:00 P.M. on settlement date
   F                        5:00 P.M. on settlement date

Procedures upon             Company Notice to Trustee regarding Exercise
Company's Exercise of       of Optional Reset. Not less than 45 or more
Optional Reset or           than 60 days before an Optional Reset Date as
Optional Extension of       set forth in a Certificated Note, the Company
Maturity:                   will notify the Trustee for such Certificated
                            Note whether it is exercising its option to reset the interest rate or Spread or Spread
                            Multiplier, as the case may be, for such Certificated Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Certificated
                            Note during the period from such Optional
                            Reset Date to the next Optional Reset Date as set forth in such Certificated Note or, if there is no such next Optional Reset Date, to the Stated Maturity of such Certificated Note
                            (the "Subsequent Interest Period"); and (ii) the provisions, if any, for redemption of such Certificated Note during such Subsequent
                            Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                            Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Certificated Note not less than 45 or more than 60 days before the Stated Maturity of such Certificated Note, and will further indicate (i) the new Stated Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Certificated Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                            Trustee Notice to Holders regarding Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Certificated Note will mail a notice, first class, postage prepaid, to the Holder of such Certificated Note not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                            Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in such Note, the Trustee for such Certificated Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                            Company Notice regarding New Interest Rate or New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier provided for in the Reset Notice and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Certificated Note. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid, of the new interest rate or Spread or Spread Multiplier applicable to such Certificated Note.

                            Trustee Notice to Company regarding Holder
                            Revocation of Option to be Repaid. If, after the Holder of a Certificated Note has tendered such Note for repayment pursuant to an Extension Notice or an Optional Reset Notice, such Holder then revokes such tender for repayment, the Trustee for such Certificated Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                            Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Certificated Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedures upon             Company Notice to Trustee regarding Exercise of
Company's Exercise of       Optional Redemption. At least 45 days prior
Optional Redemption:        to the date on which it intends to redeem a
                            Certificated Note, the Company will notify the Trustee for such Certificated Note that it is exercising such option with respect to such Note on such date.

                            Trustee Notice to Holders regarding Company's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee for such Certificated Note will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note, informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

Payments of Principal       Trustee Notice to Company of Option to be
and Interest Upon           Repaid. Upon receipt of notice of exercise of
Exercise of Optional        the option for repayment and the Certificated
Repayment (Except           Notes to be repaid as set forth in such
Pursuant to Company's       Notes, the Trustee for such Certificated
Exercise of Optional        Notes shall (unless such notice was received
Reset or Optional           pursuant to the Company's exercise of an
Extension):                 optional reset or an optional extension of
                            maturity, in each of which cases the relevant procedures set forth above shall be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

Failure to Settle:          If a purchaser fails to accept delivery of
                            and make payment for any Certificated Note, the Agent will notify the Company and the applicable Trustee by telephone and return such Note to the applicable Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency Agreement with the Company, then the Company will reimburse the Agent or the applicable Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.
                            Immediately upon receipt of the Certificated
                            Note in respect of which such failure
                            occurred, the applicable Trustee will mark such Note "canceled", make appropriate entries in the applicable Trustee's records and send such Note to the Company.

Trustees Not to Risk        Nothing herein shall be deemed to require
                            either Trustee to risk or expend its own funds in connection with any payment to the

Funds:                      Company, the Agent or the purchaser, it
                            being understood by all parties that payments made by either Trustee to the Company, the Agent or the purchaser shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of             The Company will cause each Trustee to
Signatures:                 furnish the Agent from time to time with the
                            specimen signatures of each of such Trustee's officers, employees or agents who has been authorized by such Trustee to authenticate
                            Certificated Notes, but the Agent will not have any obligation or liability to the Company or a Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or a Trustee on any Certificated Note.

Payment of Expenses:        The Agent shall forward to the Company, on a
                            monthly basis, a statement of the
                            out-of-pocket expenses incurred by the Agent during that month that are reimbursable to it pursuant to the terms of the Agency
                            Agreement. The Company will remit payment to the Agent currently on a monthly basis.

Advertising Costs:          The Company will determine with the Agent the
                            amount of advertising that may be appropriate in soliciting orders to purchase the Certificated Notes. Advertising expenses will be paid by the Company.

                                                                       EXHIBIT B

                             CITIGROUP FUNDING INC.

                 Euro Medium-Term Note Administrative Procedures
         (For Medium Term Notes, Series A and Series B, in Bearer Form)
                                  June 1, 2005

          The Medium-Term Notes, Series A (the "Series A Notes") and the Medium-Term Notes, Series B (the "Series B Notes," and, together with the Series A Notes, the "Notes") of Citigroup Funding Inc. (the "Company"), fully and unconditionally guaranteed by (the "Guarantee") Citigroup Inc. (the "Guarantor"), are to be offered on a continuing basis. Citigroup Global Markets Limited has agreed to act as agent in the solicitation of Notes issuable in bearer form (the "Bearer Notes"), which will be represented by Global Securities that may be exchanged for individual Bearer Notes. (The term "Agent" as used in these Administrative Procedures means Citigroup Global Markets Limited). The Agent will not be obligated to purchase Notes for its own account. The Bearer Notes are being sold pursuant to a Global Selling Agency Agreement among the Company, the Guarantor, and the agents named therein (including the Agent) dated the date hereof (the "Agency Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). JPMorgan Chase Bank, N.A. is the trustee under the Indenture, dated as of June 1, 2005, covering the Series A Notes (the "Senior Debt Indenture"). Deutsche Bank Trust Company Americas is the trustee (together with JPMorgan Chase Bank, N.A., the "Trustees") under the Indenture, dated as of June 1, 2005, covering the Series B Notes (the "Subordinated Debt Indenture," and, together with the Senior Debt Indenture, the "Indentures"). The Series A Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Guarantee of the Series A Notes will constitute part of the senior debt of the Guarantor and will rank equally with all other unsecured and unsubordinated debt of the Guarantor. The Series B Notes will be subordinate and junior in the right of payment to all Citigroup Funding Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture. The Guarantee of the Series B Notes will be subordinate and junior in the right of payment to all Citigroup Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture.

          The Agency Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the Agent acting solely as principal shall perform the functions of both the Agent and the beneficial owner under the administrative procedures set forth below, unless otherwise agreed to between the Company and the Agent acting as principal.

          The Company has appointed the principal office of Citibank, N.A. in London as principal paying agent for the payment of the principal of and interest on the Series A Bearer Notes and has appointed the principal office of Deutsche Bank U.K. in London as principal paying agent (together, the "Principal Paying Agents") for the payment of the principal of and interest on the Series B Bearer Notes. The Company has appointed Kredietbank S.A. Luxembourgeoise in Luxembourg as an additional paying agent for the Series A Notes and has appointed Deutsche Bank Luxembourg, S.A. as an additional paying agent for the Series B Notes (each, a "Paying Agent").

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Bearer Notes and the details of their delivery.

          If the Notes are to be listed on the Luxembourg Stock Exchange, the Company will advise the Principal Paying Agents and the Agent as to the entity it has appointed as listing agent (the "Listing Agent"), which will coordinate with the Principal Paying Agents and the Agent on a regular basis for the purpose of providing the Luxembourg Stock Exchange with such information regarding Bearer Notes issued and outstanding as such Exchange may require.

          Administrative procedures and specific terms of the offering are explained below. Unless otherwise defined herein, terms defined in the Indentures, the Prospectus or the Notes shall be used as therein defined. To the extent the procedures set forth below conflict with the provisions of the Bearer Notes, the Indentures or the Agency Agreement, the relevant provisions of the Bearer Notes, the Indentures and the Agency Agreement shall control.

Maturities:                 Each Bearer Note will mature on a date nine
                            months or more after the settlement date for such Note, except in the case of indexed
                            Notes, for which the maturity may be shorter.
                            A Floating Rate Bearer Note will mature only on an Interest Payment Date for such Bearer
                            Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Currency:                   The Specified Currency for a Certificated
                            Note shall be as set forth therein and in the applicable Pricing Supplement.

Denominations:              The denomination of any Bearer Note
                            denominated in U.S. dollars will be a minimum of U.S.$10,000 or any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes denominated in any other currency will be set forth in such Bearer Notes.

Bearer Form:                Bearer Notes will be issued only in bearer form.

Date of Issuance:           Each Bearer Note will be dated and issued as
                            of its original issue date by the Principal
                            Paying Agent for such Bearer Note. Each
                            Bearer Note will bear an Original Issue Date, which will be (i) with respect to a temporary
                            Global Security (or any portion thereof), the date of its original issue as specified in such Global Security and (ii) with respect to any Permanent Global Security or individual
                            Bearer Note (or portion thereof) issued
                            subsequently upon transfer or exchange of a Bearer Note or in lieu of a destroyed, lost or stolen Bearer Note, the Original Issue
                            Date of the predecessor Bearer Note,
                            regardless of the
                            date of authentication of such subsequently issued
                            Bearer Note.

Temporary Global            Until the 40th day following the date of
Securities; Definitive      issuance of a Bearer Note (the "Exchange
Global Securities; and      Date") and until Final Certification (as
Individual Bearer Notes:    defined below) with respect to such Bearer
                            Note has occurred, such Bearer Note, together with all other Bearer Notes that have the same rank, Original Issue Date, currency of denomination, redemption and repayment provisions, Stated Maturity and either fixed interest rate (in the case of Fixed Rate
                            Notes) or Base Rate, Initial Interest Rate, interest reset period, Interest Payment
                            Dates, Minimum Interest Rate, Maximum
                            Interest Rate, Spread or Spread Multiplier and Index Maturity (in the case of Floating
                            Rate Notes) (all such Bearer Notes herein referred to collectively as a "Tranche"), will be represented by a single temporary
                            Global Security in bearer form without
                            interest coupons. The Company shall execute, and the Principal Paying Agent for the Bearer
                            Notes represented by such temporary Global
                            Security shall authenticate, such temporary
                            Global Security upon the same conditions and in substantially the same manner, and with the same effect, as a Permanent Global
                            Security. On or prior to the Closing Date
                            (which should also be the Original Issue
                            Date), with respect to such Bearer Notes, the Principal Paying Agent for such Bearer Notes shall deposit the temporary Global Security with a common depositary (the "Depositary") for Clearstream International,
                            ("Clearstream") and Euroclear Bank S.A./N.V., as operator of the Euroclear System
                            ("Euroclear"), in the manner specified below under "Details for Settlement". The interest of each beneficial owner of such temporary
                            Global Security will be credited to the
                            appropriate account with Clearstream or
                            Euroclear, as specified below under "Details for Settlement".

                            On or after the Exchange Date and provided that Final Certification (as described below) has occurred, the interest of the beneficial owner of such Bearer Note in the temporary Global Security shall be canceled and such Bearer Note, together with all other Bearer Notes of the Tranche as to which Final Certification has occurred, shall thereafter be represented by a Permanent Global Security in bearer form without interest coupons held in London by the Depositary. The interest of the beneficial owner of such Bearer Note in such Permanent Global Security will be credited to the appropriate account with Clearstream or Euroclear.

                            The beneficial owner of an interest in a Permanent Global Security may, at any time, upon 30 days' notice to the Principal Paying Agent for the Bearer Notes represented by such Permanent Global Security, given by such beneficial owner through either Clearstream or Euroclear, as the case may be, exchange its beneficial interest in such Permanent Global Security for one or more individual Bearer Notes (with coupons attached, if appropriate) equal in aggregate principal amount to such beneficial interest. To effect such exchange, the interest of the beneficial owner of such Bearer Note in such Permanent Global Security shall be canceled and one or more individual Bearer Notes shall be issued to such beneficial owner, through Euroclear or Clearstream, as the case may be.

                            In all events, Bearer Notes will be delivered by the Principal Paying Agents only outside the United States.

Final Certification:        Final Certification with respect to a
                            temporary Global Security shall mean the delivery by Euroclear or Clearstream, as the case may be, to the Principal Paying Agent for the Bearer Notes represented by such temporary Global Security of a signed certificate (a "Clearance System
                            Certificate") in the form set forth in
                            Appendix 1 hereto with respect to the Bearer
                            Notes, dated no earlier than the Exchange
                            Date for such Bearer Notes or, if an interest payment on the Bearer Notes shall be due prior to the Exchange Date, dated no earlier than such Interest Payment Date, to the effect that Euroclear or Clearstream, as the case may be, has received certificates
                            ("Certificates of Non-U.S. Beneficial
                            Ownership") in the form set forth in Appendix
                            2 hereto with respect to each of such Bearer
                            Notes, dated no earlier than ten days before such Exchange Date or Interest Payment Date, as the case may be, signed by the account holders appearing on its records as entitled to such Bearer Notes, to the effect that such Bearer Notes (i) are not beneficially owned by United States persons and have not been acquired by or on behalf of United States persons, (ii) are owned by United States persons that are (a) foreign branches of United States financial institutions purchasing for their own account or for resale or (b) United States persons who acquired the Bearer Notes through foreign branches of U.S. financial institutions and who hold the Bearer Notes through such U.S.
                            financial institutions (and in either case
                            (a) or (b), each such financial institution has agreed that it will comply with the requirements of Section 165(j)(3)(A), (B) or
                            (C) of the Internal Revenue Code of 1986 and the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period, in which event such financial institutions (whether or not also described in clause (i) or (ii)) shall have certified that they have not acquired the Bearer Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

Payments of Principal:      Upon presentation of a Note, the Principal
                            Paying Agent for such Bearer Note will pay the principal amount of such Note and the final installment of interest at Maturity in immediately available funds. Notes presented to the Principal Paying Agent for such Bearer
                            Notes at Maturity for payment will be
                            canceled in accordance with the

                            Indenture under which such Bearer Notes have been issued.

Interest Payments:          Interest on each Bearer Note will accrue from
                            the Original Issue Date of such Bearer Note and will be calculated and paid in the manner described in such Bearer Note and the Prospectus, each as defined in the Agency
                            Agreement, as supplemented by the applicable
                            Pricing Supplement; provided, however, that interest in respect of any portion of a temporary Global Security for which Final
                            Certification has not been made shall not be paid until Final Certification is received in respect of that portion.

Payments of Principal       Upon receipt of Bearer Notes to be repaid as
and Interest Upon           set forth in such Notes, the Trustee or
Exercise of Optional        Principal Paying Agent for such Notes shall
Repayment:                  give notice to the Company not less than 20
                            calendar days prior to each Optional
                            Repayment Date of such Optional Repayment
                            Date and of the principal amount of Bearer
                            Notes to be repaid on such Optional Repayment
                            Date.

                            On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee or such Principal Paying Agent an amount of money sufficient to pay the Optional Repayment Price, and accrued interest thereon to such date, of all the Notes or portions thereof which are to be repaid on such date. Such Trustee or such Principal Paying Agent will use such money to repay such Notes pursuant to the terms set forth in such Notes.

Procedure for Rate          The Company and the Agent will discuss from
Setting and Posting:        time to time the aggregate principal amount
                            of, the issuance price of, and the interest rates to be borne by, Bearer Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Bearer Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance of Orders:       If the Company posts prices and rates as
                            provided above, the Agent as agent for and on behalf of the Company shall promptly accept orders received by it to purchase Bearer
                            Notes at the prices and rates so posted, subject to (1) any instructions from the Company received by the Agent concerning the aggregate principal amount of Bearer Notes to be sold at the prices and rates so posted or the period during which such posted prices and rates are to be in effect, (2) any instructions from the Company received by the Agent changing or revoking any posted prices and rates, (3) compliance with the securities laws of the United States and all other jurisdictions and with the selling restrictions contained in the Agency
                            Agreement and

                            (4) the Agent's right to reject any such offer as provided below.

                            If the Company does not post prices and rates and the Agent receives an order to purchase Bearer Notes, or, if while posted prices and rates are in effect, the Agent receives an order to purchase Bearer Notes on terms other than those posted by the Company, the Agent will promptly advise the Company by telephone of any such order other than orders rejected by the Agent as provided below. The Company will have the sole right to accept any such order to purchase Bearer Notes and may reject any such order in whole or in part.

                            The Agent may, in its discretion reasonably exercised, reject any order to purchase Bearer Notes received by it in whole or in part.

Preparation of Pricing      If any order to purchase a Bearer Note is
Supplement:                 accepted by or on behalf of the Company, the
                            Company, with the approval of the Agent, will prepare a pricing supplement (a "Pricing
                            Supplement") reflecting the terms of such Bearer Note, will file ten copies thereof with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will supply such copies thereof to the Agent as the Agent may request, will supply one copy to the Principal Paying Agent for such Bearer Note and will, on the Agent's behalf, file five copies of such Pricing
                            Supplement with the National Association of Securities Dealers, Inc. (the "NASD"). The
                            Principal Paying Agent for such Bearer Note will cause such Pricing Supplement to be delivered to the Trustee for such Bearer
                            Note, to each additional Paying Agent for such Bearer Note outside the United States and to the Listing Agent. The Agent will cause a Pricing Supplement to be delivered to the purchaser of the Bearer Note.

                            In each instance that a Pricing Supplement is prepared, the Agent will affix copies of the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Suspension of               The Company reserves the right, in its sole
Solicitation;               discretion, to instruct the Agent to suspend
Amendment or                at any time, for any period of time or
Supplement:                 permanently, the solicitation of orders to
                            purchase Bearer Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation of orders to purchase
                            Bearer Notes from the Company until such time as the Company has advised it that such solicitation may be resumed.

                            In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent and each of the Principal Paying
                            Agents whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered. If the Company and the Guarantor decide to amend or supplement the Registration Statement (as defined in the Agency Agreement) or the Prospectus (except for an amendment or supplement relating to an offering of Securities other than the Notes or to an offering of Warrants or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other terms of any Notes), they promptly will advise the Agent and the Trustees and will furnish the Agent and the Trustees with the proposed amendment or supplement and with such certificates and opinions as are required, all in accordance with the terms of the Agency Agreement. The Company and the Guarantor will file with the Commission any supplement to the Prospectus relating to the Bearer Notes, provide the Agent with copies of any such supplement, and confirm to the Agent that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Delivery of Prospectus:     A copy of the Prospectus and a Pricing
                            Supplement relating to a Bearer Note must accompany or precede any written offer of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser. If notice of a change in the terms of the Bearer Notes is received by the Agent between the time an order for a Bearer Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                            Supplement setting forth the terms in effect when the order was placed. Subject to the second preceding paragraph, the Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Bearer Note sold by it. The Principal Paying
                            Agent for such Bearer Note will make such delivery if such Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:               For each order to purchase a Bearer Note
                            solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth below, delivery and payment instructions and the language required by the U.S. Treasury Regulations.

Settlement:                 Subject to Section 5 of the Agency Agreement,
                            the Closing Date with respect to any order to purchase Bearer Notes accepted by or on behalf of the Company will be the third day next succeeding the date of acceptance, or if such day is a day on which commercial banks in New York City or London or Clearstream or
                            Euroclear are required
                            or authorized to be closed, the next succeeding day on which commercial banks in New York City and London and Euroclear and Clearstream are not required or authorized to be closed (a "Business
                            Day") unless otherwise agreed by the purchaser and the Company and shall be specified upon acceptance of such offer.

Details for Settlement:     For each offer to purchase a Bearer Note that
                            is accepted by or on behalf of the Company, the Agent will provide (unless provided by the purchaser directly to the Company) by telephone the following information to the
                            Company:

                            1.     Principal or face amount.

                            2.     Series.

                            3.     Stated Maturity.

                            4. In the case of a Fixed Rate Book-Entry Note, the interest rate and reset, redemption, repayment and extension provisions (if any) or, in the case of a Floating Rate Book-Entry Note, the Base Rate, Initial Interest Rate (if known at such time) Interest Reset Period, Interest Reset Dates, Index Maturity, Spread and/or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any) and reset, redemption, repayment and extension provisions (if any).

                            5. Interest Payment Dates and the Interest Payment Period.

                            6.     Amortization provisions, if any.

                            7.     Settlement date and Issue Date, if different.

                            8.     Specified currency.

                            9. Denominated currency, Indexed Currency, Base Exchange Rate, and the Determination Date, if applicable.

                            10.    Price.

                            11. Agent's commission, determined as provided in the Agency Agreement.

                            12. Whether such Book-Entry Note is an OID Note and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

                            13. Any other terms necessary to describe the Book-Entry Note.

                            14. Agent's account number at Clearstream or Euroclear.

                            The Agent will advise the Company and the Principal Paying Agent for such Bearer Note of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a Bearer Note solicited by the Agent and accepted by the Company in time for the Principal Paying Agent for such Bearer Note to prepare and authenticate the temporary Global Security and deliver it at least one day prior to settlement to the Depositary in London. The Principal Paying Agent for such Bearer Note will instruct Euroclear or Clearstream, as the case may be, to credit such Bearer Note to the distribution account of such Principal Paying Agent with Euroclear or Clearstream, as the case may be, for onward credit to the account of the Agent against payment. Concurrently therewith and in consideration thereof, the Agent for such Bearer Note will give instructions to Euroclear or Clearstream, as the case may be, to credit the account of the Principal Paying Agent for such Bearer Note against delivery of such Bearer Note with an amount equal to the initial public offering price of such Bearer Note, less the applicable commission determined as provided in Section 2 of the Agency Agreement. The Principal Paying Agent for such Bearer Note will remit all such funds received to the designated account of the Company. The Principal Paying Agent for such Bearer Note will notify the Agent of both the Euroclear and Clearstream Reference Numbers for such Bearer Note and will notify the Listing Agent of the issuance of such Bearer Note. Before accepting any order to purchase a Bearer Note to be settled in less than three Business Days, the Company shall verify that the Principal Paying Agent for such Bearer Note will have adequate time to prepare and authenticate the temporary Global Security that will represent such Bearer Note.

                            The Agent will provide appropriate documentation to the Principal Paying Agent for such Bearer Note, including the information necessary for the preparation and authentication of the temporary Global Security that will represent such Bearer Note. Prior to preparing such temporary Global Security for delivery (but in any case no later than 10:00 A.M. (London time) on the Business Day next preceding the Closing Date therefor), the Principal Paying Agent for such Bearer Note will confirm receipt of such instruction to the Agent by telephone.

Bearer Note Deliveries      Upon receipt of appropriate documentation and
and Cash Payment:           instructions with respect to the Bearer Notes
                            constituting a Tranche, the Company will cause the Principal Paying Agent for such Bearer Notes to prepare and authenticate a temporary Global Security representing such
                            Tranche and to insert thereon (1) the rank,
                            (2) the principal amount of such Tranche, (3) the Original Issue Date, (4) the Stated
                            Maturity, (5) the interest rate (in the case of a Fixed-Rate Note) and redemption and repayment provisions (if any) or the Base
                            Rate, Initial Interest Rate, Index Maturity,
                            Spread or Spread Multiplier, Minimum Interest
                            Rate and Maximum Interest Rate (in the case of a Floating Rate Note) and redemption and repayment provisions (if any) and (6) any other terms required to be inserted thereon.

                            On the Closing Date, the Principal Paying
                            Agent for the Bearer Notes represented by such Tranche will credit such Bearer Note to its distribution account with Clearstream or Euroclear and the Agent will make payment to such Principal Paying Agent against delivery of such Bearer Note, through Euroclear or Clearstream, as the case may be, in immediately available funds, in an amount equal to the issuance price of such Bearer Note less the Agent's commission. The Principal Paying Agent for such Bearer Note will remit all such funds received to the designated account of the Company. Such payment shall be made by the Agent only upon prior receipt by the Agent of immediately available funds from or on behalf of the purchaser unless the Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

Failure to Settle:          If on the relevant Issue Date the Agent does
                            not pay the subscription price due from it in respect of any Note (the "Defaulted Note") and, as a result, the Defaulted Note remains in the distribution account of the Principal
                            Paying Agent for such Note with Euroclear or Clearstream after such Issue Date (rather than being credited to the Agent's account against payment), such Principal Paying Agent will continue to hold the Defaulted Note to the order of the Company.

                            If such Principal Paying Agent pays an amount (the "Advance") to the Company on the basis that a payment (the "Payment") has been, or will be, received from the relevant Agent and if the Payment has not been, or is not, received by such Principal Paying Agent on the date such Principal Paying Agent pays the Company, the Company shall upon being requested to do so repay to such Principal Paying Agent the Advance and shall pay interest (on a 360 days basis) sufficient to cover any overdraft costs incurred by such Principal Paying Agent, as certified by such Principal Paying Agent, until the earlier of repayment in full of the Advance and receipt in full by such Principal Paying Agent of the Payment.

                            If the Agent, at its own option, has advanced its own funds for payment against subsequent receipt of funds from the purchaser, and if the purchaser shall fail to make payment for the Bearer Note on the Closing Date therefor, the Agent will promptly notify the Principal
                            Paying Agent for such Bearer Note, the
                            Depositary and the Company by telephone, promptly confirmed in writing (but no later than the next Business Day). In such event the Agent shall instruct Euroclear or Clearstream, as the case may be, to transfer such Defaulted Note to the distribution account of the Principal Paying Agent for such Bearer Note who will continue to hold the Defaulted Note to the order of the Company. Upon
                            (i) confirmation from such Principal Paying Agent in writing (which may be by telex or telecopy) that such Principal Paying Agent is holding the Defaulted Note for the account of the Company, and (ii) confirmation from the Agent in writing (which may be given by telex or telecopy) that the Agent has not received payment from the purchaser (the matters referred to in clauses (i) and (ii) are referred to hereinafter as the "Confirmations"), the Company will promptly pay to the Agent an amount in immediately available funds equal to the amount previously paid by the Agent in respect of such Bearer Note. Such payment will be made not later than the Business Day following the date of receipt of the Confirmations. The Principal Paying Agent for such Bearer Note and the Depositary will make such revisions to the temporary Global Security representing such Bearer Note as are necessary to reflect the cancellation of such portion of such Global Security.

                            If a purchaser shall fail to make payment for such Bearer Note for any reason other than the failure of the Agent to provide the necessary information to the Company as described above for settlement or to provide a confirmation to the purchaser within a reasonable period of time as described above or otherwise to satisfy its obligation hereunder or in the Agency Agreement, and if the Agent shall have otherwise complied with its obligations hereunder and in the Agency Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

Principal Paying Agents     Nothing herein shall be deemed to require
Not to Risk Funds:          Principal Paying Agent expend its own funds
                            in connection with any payment to the
                            Company, or the Agent or the purchaser, it being understood by all parties that payments made by the Principal Paying Agents to the Company, or the Agent or a purchaser shall be made only to the extent that funds are provided to the Principal Paying Agents for such purpose.

Authenticity of             The Company will cause each Principal Paying
Signatures:                 Agent to furnish the Agent from time to time
                            with the specimen signatures of each of such Principal Paying Agent's officers, employees or agents who has been authorized by such Principal Paying Agent to authenticate Bearer
                            Notes (including Global Securities
                            representing Bearer Notes), but the Agent will have no obligation or liability to the Company or to either Principal Paying Agent in respect of the authenticity of the signature of any officer, employee or agent of the Company or either Principal Paying
                            Agent on any Bearer Note.

Payment of Expenses:        The Agent shall forward to the Company, on a
                            monthly basis, a statement of the
                            out-of-pocket expenses incurred by the Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the Agent currently on a monthly basis.

Advertising Costs:          The Company will determine with the Agent the
                            amount of advertising that may be appropriate in soliciting orders to purchase the Bearer
                            Notes. Advertising expenses will be paid by the Company.

                                                                      APPENDIX 1

                       [FORM OF CERTIFICATION TO BE GIVEN
                          BY EUROCLEAR OR CLEARSTREAM]

                                  CERTIFICATION

                             Citigroup Funding Inc.

                        Medium Term Notes, Series [A] [B]

                                  (the "Notes")

          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Medium-Term Note Administrative Procedures attached to the Selling Agency Agreement relating to the Notes, as of the date hereof, $10,000,000,000 principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Note excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

                                 B-Appendix 1-1

          We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ______________, 200_(1)

                                   Yours faithfully,

                                   [EUROCLEAR BANK, S.A./N.V.,
                                      as operator of the Euroclear System]

                                   or

                                   [CLEARSTREAM, International.]

                                   By

----------
(1) [The earlier of the Exchange Date and the first Interest Payment Date on the applicable Notes.]

                                 B-Appendix 1-2

                                                                      APPENDIX 2

                       [FORM OF CERTIFICATION TO BE GIVEN
                BY AN ACCOUNT HOLDER OF EUROCLEAR OR CLEARSTREAM]

                                  CERTIFICATION

                             Citigroup Funding Inc.

                        Medium Term Notes, Series [A] [B]

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes (the "Notes") held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause
(iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certification excepts and does not relate to $   principal amount
of the Notes as to which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

                                 B-Appendix 2-1

          We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _________________, 20__
[To be dated no earlier than
the 10th day before the earlier
of the Exchange Date and the
first Interest Payment Date
on the Notes]

                                          [Name of Account Holder]

                                          By: ________________________
                                              (Authorized Signatory)

                                              Name:
                                              Title:

                                 B-Appendix 2-2

                                                                       EXHIBIT C

                             FORM OF TERMS AGREEMENT

Attention: Subject in all respects to the terms and conditions contained in the Global Selling Agency Agreement dated June 1, 2005 (the "Global Selling Agency Agreement"), among Citigroup Global Markets Inc., Citigroup Global Markets Limited, Citigroup Funding Inc. and Citigroup Inc., the undersigned agrees to purchase the following Notes of Citigroup Funding Inc.:

Principal Amount:                         Issue Price:
Purchaser:                                Original Issue Date:
Initial Interest Rate:                    Stated Maturity:
Reoffering Rate:
Reoffering Price:

  [ ] Varying prices from time to time related to prevailing prices at the time of resale

  [ ]   Fixed price of __% of Principal Amount

Specified Currency (If other than U.S. dollars):

Survivor's Option:
Authorized Denominations:

           (If other than as set forth in the Prospectus Supplement) Dual Currency Note: [ ] Yes (see attached) [ ] No
           Optional Payment Currency:
           Designated Exchange Rate:

Base Rate: [ ] CD Rate [ ] Commercial Paper Rate [ ] Federal Funds Rate [ ]

LIBOR Telerate [ ] LIBOR Reuters [ ] Treasury Rate [ ]

Treasury Rate Constant Maturity [ ] Prime Rate [ ]

Eleventh District Cost of Funds Rate [ ] Euribor [ ] Other (see attached)
                                                     Index Maturity:

Interest Reset Period or Interest Reset Dates:

Interest Payment Dates: Accrue to Pay: [ ] Yes [ ] No

Indexed Principal Note: [ ] Yes (see attached) [ ] No

Floating Rate: [ ] Indexed Interest Rate: [ ] (see attached) Spread Multiplier:
Spread (+/-):

Spread Reset [ ] The Spread or Spread Multiplier may not be changed prior to Stated Maturity.
      [ ] The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                   Minimum Interest Rate:

Inverse Floating Rate Note: [ ] Yes (see attached) [ ] No

Initial Fixed Interest Rate: Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note: [ ] Yes (see attached) [ ] No

Amortizing Note: [ ] Yes [ ] No
           Amortization Schedule:

Optional Redemption: [ ] Yes [ ] No
           Optional Redemption Dates:
           Redemption Prices:

Bond Yield to Maturity: Bond Yield to Call:

Optional Repayment: [ ] Yes [ ] No

           Optional Repayment Dates: Optional Repayment Prices:
           Optional Extension of Stated Maturity: [ ] Yes [ ] No
           Final Maturity:

Discount Note: [ ] Yes [ ] No
           Total Amount of OID: Yield to Maturity:

Renewable Note: [ ] Yes  (see attached) [ ] No
           Special Election Interval (if applicable):
           Amount (if less than entire principal amount) as to which election may be exercised:

Place of Delivery of Notes:

Method of Payment for the Notes:

Requirements for delivery, if any, of opinions of counsel, certificates from the Company and the Guarantor or their respective officers or a letter from the Guarantor's independent registered public accountants:

Other terms:

          The provisions of the Global Selling Agency Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Medium-Term Notes (other than (i) the Medium-Term Notes to be sold pursuant to this Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.

Date:
[Purchaser]

By:__________________________

Accepted: CITIGROUP FUNDING INC.

By:_________________________

                                                                       EXHIBIT D

                 FORM OF AGENT ACCESSION CONFIRMATION - PROGRAM

To: [Name and address of new Agent]

[date]

Citigroup Funding Inc.

U.S.$[ ] Series A and Series B Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of __, 20__ (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement") entered into in respect of the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated [ ].

In accordance with Section 2(c) of the Agency Agreement we hereby confirm that, with effect from the date hereof, you shall become a party to, and a[n] [U.S. Agent] [International Agent] under, the Agency Agreement, vested with all the authority, rights and powers, and subject to all the duties and obligations of a[n] [U.S.] [International] Agent as if originally named as such under the Agency Agreement.

Yours faithfully,

CITIGROUP FUNDING INC.

By:_____________________________________
Name:
Title:

cc: Principal Paying Agents
    Trustees
    Existing Agents
    Guarantor

                                                                       EXHIBIT E

                    FORM OF AGENT ACCESSION LETTER - PROGRAM

To: Citigroup Funding Inc.
388 Greenwich Street, 38th Floor
New York, NY 10013

[date]

Citigroup Funding Inc.
U.S.$10,000,000,000 Series A and Series B Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of June 1, 2005, entered into in respect of the above Medium-Term Note Program and made among Citigroup Funding Inc. (the "Company"), Citigroup Inc. and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement").

We confirm that we are in receipt of the documents referenced below (except to the extent we have waived delivery of such documents):

--    a copy of the Agency Agreement;

--    a copy of all documents referred to in Section 5 of the Agency Agreement;
      and

-- a letter in a form approved by ourselves from each of the legal advisers referred to in Section 5 of the Agency Agreement addressed to ourselves and giving us the full benefit of the existing legal opinions as of the date of such existing legal opinions, and have found them to our satisfaction.

For the purposes of Section 9 of the Agency Agreement our notice details are as follows: (insert name, address, telephone, telecopy, telex and attention).

In consideration of the Company appointing us as a[n] [U.S.] [International] Agent under the Agency Agreement, we hereby undertake, for the benefit of the Company, the Guarantor and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by a[n] [U.S.] [International] Agent under or pursuant to the Agency Agreement. We also undertake to deliver to The Depository Trust Company of New York such pricing letters as it may reasonably require from us in connection with the offer and sale of the Notes.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York.

Yours faithfully,

[Name of new Agent]

By: ____________________________________
    Name:
    Title:

cc: Principal Paying Agents
    Trustees
    Existing Agents
    Guarantor

                                                                       EXHIBIT F

                FORM OF AGENT ACCESSION CONFIRMATION - NOTE ISSUE

To: [Name and address of new Agent]
       [date]

Citigroup Funding Inc.
U.S.$10,000,000,000 Series A and Series B Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of June 1, 2005 (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement") entered into in respect of the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated [ ].

In accordance with Section 2(c) of the Agency Agreement we hereby confirm that, with effect from the date hereof solely in respect of the issue of [ ] Notes due [ ] (the "Issue"), you shall become a party to, and a[n] [U.S.] [International] Agent under, the Agency Agreement, vested with all the authority, rights and powers, and subject to all duties and obligations of a[n] [U.S.] [International] Agent in relation to the Issue as if originally named as such under the Agency Agreement.

Such appointment is limited to the Issue and is not for any other issue of Notes of the Company pursuant to the Agency Agreement and such appointment will terminate upon issue of the Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

Yours faithfully,

CITIGROUP FUNDING INC.

By: ________________________________
Name:
Title:

cc: Principal Paying Agents
    Trustees
    Guarantor

                                                                       EXHIBIT G

                   FORM OF AGENT ACCESSION LETTER - NOTE ISSUE

Citigroup Funding Inc.
388 Greenwich Street, 38th Floor
New York, NY  10013

                    U.S.$10,000,000,000 Series A and Series B
                            Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of June 1, 2005, entered into in respect of the above Medium-Term Note Program and made among the Company, Citigroup Inc. and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Global Selling Agency Agreement").

We confirm that we are in receipt of the documents referenced below (except to the extent that we have waived delivery of such documents):

--    a copy of the Agency Agreement; and

--    a copy of all documents referred to in Section 5 of the Agency Agreement and have found them to our satisfaction.

For the purposes of Section 9 of the Agency Agreement our notice details are as follows: (insert name, address, telephone, telecopy, telex and attention).

In consideration of the Company appointing us as a[n] [U.S.] [International] Agent solely in respect of the issue of [ ] Notes due [ ] (the "Issue") under the Agency Agreement, we hereby undertake, for the benefit of the Company, the Guarantor and each of the other Agents, that in relation to the Issue we will perform and comply with all the duties and obligations expressed to be assumed by a[n] [U.S.] [International] Agent under or pursuant to the Agency Agreement.

We acknowledge that such appointment is limited to the Issue and is not for any other issue of Notes of the Company pursuant to the Agency Agreement and that such appointment will terminate upon issue of the Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York.

Yours faithfully,

[Name of new Agent]

By: ____________________________________
Title:

cc: Principal Paying Agents
    Trustees
    Guarantor

                                                                    EXHIBITS H-K

               FORMS OF OPINIONS, CERTIFICATES AND COMFORT LETTERS